UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-12690	22-1890929
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	UMH	New York Stock Exchange
6.375% Series D Cumulative Redeemable Preferred Stock, $0.10 par value	UMH PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders (the “Meeting”) of UMH Properties, Inc. (the “Company”) was held on May 31, 2023. There were 59,651,388 shares of common stock entitled to vote at the meeting and a total of 52,473,786 shares (87.96%) were represented in person or by proxy at the meeting. The proposals submitted to the vote of the shareholders and the results of the vote were as follows:

Proposal 1 – The election of four Class II directors, each to hold office until the Company’s annual meeting of shareholders in 2026 and until their respective successors are duly elected and qualified:

Director	For	Withheld	Broker Non-Votes

Jeffrey A. Carus	44,215,692	1,793,054	6,465,040
Matthew I. Hirsch	27,696,143	18,312,603	6,465,040
Angela D. Pruitt-Marriott	44,863,122	1,145,624	6,465,040
Kenneth K. Quigley, Jr.	44,525,680	1,483,066	6,465,040

Proposal 2 – The ratification of the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023:

Number of Votes

For	51,517,267
Against	921,756
Abstain	34,763
Broker Non-Votes	-0-

Proposal 3 – The approval, by advisory resolution, of the compensation of the Company’s executive officers for the year ended December 31, 2022:

Number of Votes

For	43,618,287
Against	2,107,516
Abstain	282,943
Broker Non-Votes	6,465,040

Proposal 4 – The approval, by advisory resolution, one-year frequency of future non-binding advisory votes on executive compensation:

Number of Votes

1 year	44,634,400
2 year	101,798
3 year	1,149,714
Abstain	122,834
Broker Non-Votes	6,465,040

Proposal 5 – The approval of the Company’s 2023 Equity Incentive Award Plan:

Number of Votes

For	27,445,980
Against	18,337,974
Abstain	224,792
Broker Non-Votes	6,465,040

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date: June 1, 2023	By:	/s/ Anna T. Chew
	Name:	Anna T. Chew
	Title:	Executive Vice President and
Chief Financial Officer

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